EXHIBIT 11.0

                       COMPUTATIONS OF EARNINGS PER SHARE

                               Three Months Ended

                                  June 30, 2002

--------------------------------------------------------------------------------

                                                         Less
                                     Total Shares     Unallocated      Shares Used For
                                     Outstanding      ESOP Shares      EPS Calculation
                                     -----------      -----------      ---------------
            March 31, 2002            1,162,320          38,341           1,123,979
            April 30, 2002            1,162,320          38,341           1,123,979
            May 31, 2002              1,162,320          38,341           1,123,979
            June 30, 2002             1,162,320          38,341           1,123,979




                   Weighted average number of shares outstanding for
                   the three months ended June 30, 2002, for earnings
                   per share calculation                                   1,123,979
                                                                           ---------

                   Stock options outstanding at June 30, 2002:               151,776
                                                                             -------

                   Weighted average exercise price of stock options:     $9.39 per share
                                                                         ---------------

                   Average stock price for three-month period:
                   ended June 30, 2002                                        $11.30
                                                                              ------




                                                               Three Months Ended
                                                               ------------------
                                                                    June 30,
                                                                    --------
Basic Earnings Per Share                                 2002                      2001
------------------------                                 ----                      ----
Income available to common stockholders              $   502,238               $   138,433
                                                     ===========               ===========

Weighted average number of common shares
    outstanding for basic EPS calculation              1,123,979                 1,110,416
                                                     ===========               ===========
         Basic Earnings Per Share                    $      0.45               $      0.12
                                                     ===========               ===========
Diluted Earnings Per Share

Income available to common stockholders              $   502,238               $   138,433
                                                     ===========               ===========
Weighted average number of common shares
    outstanding for basic EPS calculation              1,123,979                 1,110,416

Weighted average common shares issued
    under stock option plans                             151,776                     4,500

Less weighted average shares assumed
    repurchased with proceeds                           (126,158)                   (4,407)
                                                        --------                    ------

Weighted average number of common shares
    outstanding for diluted EPS calculation            1,149,597                 1,110,509
                                                     ===========               ===========
         Diluted Earnings Per Share                  $      0.44               $      0.12
                                                     ===========               ===========


                       COMPUTATIONS OF EARNINGS PER SHARE

                                Nine Months Ended

                                  June 30, 2002

--------------------------------------------------------------------------------


                                                       Less
                                   Total Shares     Unallocated        Shares Used For
                                   Outstanding      ESOP Shares      EPS Calculation
                                   -----------      -----------      ---------------
          September 30, 2001        1,162,320          38,341            1,123,979
          October 31, 2001          1,162,320          38,341            1,123,979
          November 30, 2001         1,162,320          38,341            1,123,979
          December 31, 2001         1,162,320          38,341            1,123,979
          January 31, 2002          1,162,320          38,341            1,123,979
          February 28, 2002         1,162,320          38,341            1,123,979
          March 31, 2002            1,162,320          38,341            1,123,979
          April 30, 2002            1,162,320          38,341            1,123,979
          May 31, 2002              1,162,320          38,341            1,123,979
          June 30, 2002             1,162,320          38,341            1,123,979



                      Weighted average number of shares outstanding for
                      the nine months ended June 30, 2002, for earnings
                      per share calculation                                  1,123,979
                                                                             ---------

                      Stock options outstanding at June 30, 2002:              151,776
                                                                               -------
                      Weighted average exercise price of stock options:   $9.39 per share
                                                                          ---------------
                      Average stock price for nine-month period:
                      Ended June 30, 2002                                    $   10.52
                                                                             ---------



                                                              Nine Months Ended
                                                              -----------------
                                                                   June 30,
                                                                   --------
Basic Earnings Per Share                                 2002                      2001
                                                         ----                      ----
Income available to common stockholders              $ 1,525,145               $   478,684
                                                     ===========               ===========

Weighted average number of common shares
    outstanding for basic EPS calculation              1,123,979                 1,110,416
                                                       =========                 =========

         Basic Earnings Per Share                    $      1.36               $      0.43
                                                     ===========               ===========

Diluted Earnings Per Share

Income available to common stockholders              $ 1,525,145               $   478,684
                                                     ===========               ===========

Weighted average number of common shares
    outstanding for basic EPS calculation              1,123,979                 1,110,416

Weighted average common shares issued
    under stock option plans                             151,776                     4,500

Less weighted average shares assumed
    repurchased with proceeds                           (135,512)                   (4,443)
                                                        --------                    ------

Weighted average number of common shares
    outstanding for diluted EPS calculation            1,140,243                 1,110,473
                                                       =========                 =========

Diluted Earnings Per Share                           $      1.34               $      0.43
                                                     ===========               ===========
